PROSPECTUS SUPPLEMENT -- June 6, 2002*

American Express Variable Portfolio Funds (Oct. 30, 2001) S-6466-99 V (10/01)
         AXP Variable Portfolio - Equity Select Fund
         AXP Variable Portfolio - Strategy Aggressive Fund
         AXP Variable Portfolio - New Dimensions Fund

The "Investment Manager" section for AXP Variable Portfolio - Equity Select Fund is revised as follows:

Duncan J. Evered, portfolio manager, joined AEFC in 1994 as a senior analyst covering healthcare. He also serves as portfolio manager for AXP Equity Select Fund and for institutional products focusing on small to mid-cap holdings. Duncan has a BS degree from Stanford University and an MBA from the Stanford School of Business.

The "Investment Management" section for AXP Variable Portfolio - Strategy Aggressive Fund is revised as follows:

Paul Rokosz is portfolio manager of the Fund. He joined AEFC in 1998. He also serves as portfolio manager of AXP Strategy Aggressive Fund and for institutional products focusing on small to mid-cap holdings. From 1996 to 1998, he worked at Putnam Investments as a senior analyst providing fundamental research to their 14-person Specialty Growth team. Prior to that he co-managed a Kemper small capitalization equity mutual fund for Kemper Investments. He is a Chartered Financial Analyst.

The "Investment Management" section of AXP Variable Portfolio - New Dimensions Fund is revised as follows:

Gordon Fines, vice president and senior portfolio manager, joined AEFC in 1981. He has been in the investment industry since 1967. He serves as portfolio manager of AXP New Dimensions Fund, AXP Growth Dimensions Fund and he leads the growth team for AEFC.


S-6466-24 A (6/02)
*Valid until next prospectus update.

Destroy Oct. 20, 2002